UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 28, 2008

WALTER INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-13711

Delaware	13-3429953
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4211 W. Boy Scout Boulevard Tampa, Florida

33607

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(813) 871-4811

 (Former name or former address, if changed since last report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 28, 2008, Walter Industries, Inc. (“Walter”), a Delaware corporation, and  its direct wholly owned subsidiary, JWH Holding Company, LLC (“Spinco”), a Delaware limited liability company, entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”) with Hanover Capital Mortgage Holdings, Inc. (“HCM”), a Maryland corporation, which amends and restates the Agreement and Plan of Merger, dated September 30, 2008, among Walter, Spinco and HCM  pursuant to which Spinco will merge into HCM.  Following completion of the merger, the separate existence of Spinco will cease and HCM will continue as the surviving corporation.

Walter, Spinco and HCM entered into the Amended and Restated Merger Agreement to simplify and clarify the formula used to determine the number of shares of surviving corporation common stock to be issued  in the merger.   This modification  will not change the relative post-merger ownership of the surviving corporation by holders of equity interests in Spinco and HCM, respectively,  and therefore it will continue to be the case that, as a result of the merger, and subject to certain adjustments, immediately after the effective time of the merger holders of common stock of Walter on the record date for the spin-off (by virtue of their ownership of limited liability company interests in Spinco after the spin-off) and certain holders of options to acquire limited liability company interests in  Spinco will collectively own 98.5%, and HCM stockholders will collectively own 1.5%, of the shares of common stock of the surviving corporation outstanding or  reserved for issuance in settlement of restricted stock units of the surviving corporation.  It will also continue to be the case that, in the merger, every 50 shares of HCM common stock outstanding immediately prior to the effective time of the merger will be combined into one share of  surviving corporation common stock.

In addition, the Amended and Restated Merger Agreement clarifies that Walter will bear the cost of  filing and other fees payable to the Securities and Exchange Commission (the “SEC”) in respect of, and fees and expenses of any financial printer engaged in the preparation, printing, filing and mailing of, the  registration statement on Form S-4 of HCM and the proxy statement/prospectus included therein that will be prepared and filed with the SEC and, in the case of the proxy statement/prospectus, distributed to the holders of HCM common stock on the record date for the special meeting  of HCM stockholders to be held in connection with the merger and to the holders of Walter common stock on the record date for the spin-off.  Except as indicated above, the terms and provisions of the original merger agreement remain the same.

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The foregoing description of the merger and the Amended and Restated Merger Agreement and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

All stockholders of Walter are urged to read the Amended and Restated Merger Agreement carefully and in its entirety. The Amended and Restated Merger Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about Walter, Spinco or HCM. Such information can be found elsewhere in the public filings that each of Walter and HCM makes with the SEC, which are available without charge at www.sec.gov.  In addition, documents filed by Walter with the SEC may be obtained free of charge by requesting them in writing from Walter Industries, Inc. 4211 W. Boy Scout Boulevard, Tampa, FL 33607.

The Amended and Restated Merger Agreement contains representations and warranties that Walter, Spinco and HCM, as the case may be, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contracts between the parties and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the contract. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. The assertions embodied in the representations and warranties found in the Amended and Restated Merger Agreement are qualified by information in confidential disclosure schedules that the parties exchanged in connection with signing the original merger agreement.  The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Amended and Restated Merger Agreement.  Moreover, you should read the representations and warranties in the Amended and Restated Merger Agreement not in isolation but in conjunction with the other information about Walter and HCM and their subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC. For the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

Forward-Looking Statements. This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, the proposed merger and the combined company and involve risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance as to the timing of the closing of the merger, or whether the merger will close at all.  Investors and security holders may obtain free copies of documents filed by HCM and Walter with the SEC at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Walter at www.walterind.com and by HCM at www.hanovercapitalholdings.com. Neither Walter nor HCM assumes any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information and Where to Find It. In connection with the proposed merger, HCM intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a prospectus and a proxy statement.  Investors and security holders are urged to read these materials when they become available because they will contain important information about the merger, including information about the parties. The proxy statement/ prospectus and other relevant materials (when they become available), and any other documents filed by Walter or HCM with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to: Hanover Capital Mortgage Holdings, Inc. 200 Metroplex Drive, Suite 100, Edison, NJ 08817. Investors and security holders are urged to read the proxy statement/ prospectus and the other relevant materials when they become available before making any investment decision with respect to the merger.

No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1	Amended and Restated Agreement and Plan of Merger dated as of October 28, 2008, by and among Hanover Capital Mortgage Holdings, Inc., Walter Industries, Inc. and JWH Holding Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INDUSTRIES, INC.

By:	/s/ Catherine C. Bona
Title:	Catherine C. Bona
Vice President, Asst. General Counsel
and Secretary

Date: October 28, 2008